                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     December 4, 1996 (September 26, 1996)

                         SCB COMPUTER TECHNOLOGY, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Tennessee                         0-27694                  62-1201561
----------------------------     -----------------------   ---------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

1365 West Brierbrook Road, Memphis, Tennessee                       38138
---------------------------------------------              ---------------------
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

         This Current Report on Form 8-K/A amends and supersedes "Item 7. Financial Statements and Exhibits" of the Registrant's Current Report on Form 8-K, dated October 8, 1996.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------------

(a) and (b)    Financial Statements of Business Acquired and Pro Forma Financial
               Information.

        Independent Auditor's Report*
        Balance Sheet at December 31, 1995*
        Statement of Operations for the year ended December 31, 1995*
        Statement of Stockholders' Equity for the year ended December 31, 1995* Statement of Cash Flows for the year ended December 31, 1995*
        Notes to Financial Statements*

        Unaudited Pro Forma Combined Financial Information
        Unaudited Pro Forma Combined Statement of Operations for the fiscal quarters ended July 31, 1996 and 1995 and for the fiscal years ended April 30, 1996, 1995, and 1994
        Unaudited Pro Forma Combined Balance Sheet for the fiscal quarter ended
           July 31, 1996
        Notes to Unaudited Pro Forma Combined Financial Information

(c)     Exhibits.  See Exhibit Index following signature page.*

------------------
* previously filed

       Unaudited Pro Forma Combined Financial Information As of July 31,
           1996 and for the quarter ended July 31, 1996 and 1995 and
       for the fiscal years in the three-year period ended April 30, 1996

 SCB Computer Technology, Inc. (SCB) and Delta Software Services, Inc. (Delta)

The following unaudited pro forma combined financial information presents the pro forma effect of the combination of Delta and SCB on SCB's historical financial position and results of operations using the pooling-of-interests method of accounting. Delta's fiscal year ends December 31. In presenting the pooling-of-interests combination on a pro forma basis, Delta's financial statements for the twelve months ended April 30, 1996, 1995 and 1994 were combined with SCB's financial statements for the same periods. The pro forma statements of operations for the quarters ended July 31, 1996 and 1995 and the balance sheet as of July 31, 1996 of SCB have been combined with Delta's statements of operations for the quarters ended July 31, 1996 and 1995, respectively, and the balance sheet as of July 31, 1996. The pro forma combined financial information has been prepared and included as required by the rules and regulations of the Securities and Exchange Commission and does not purport to be indicative of the results that actually would have been obtained if the combination had been effected on the dates indicated or of the results which may be obtained in the future.

      SCB Computer Technology, Inc. and Delta Software Services, Inc.

            Unaudited Pro Forma Combined Statement of Operations


                                                          HISTORICAL
                                          ----------------------- --------------------
                                               SCB COMPUTER         DELTA SOFTWARE                              PRO FORMA
                                              TECHNOLOGY, INC.       SERVICES, INC.                             COMBINED
                                               QUARTER ENDED         QUARTER ENDED        PRO FORMA           QUARTER ENDED
                                               JULY 31, 1996         JULY 31, 1996       ADJUSTMENTS          JULY 31, 1996
                                         --------------------------------------------------------------------------------------
Revenue                                          $13,175,384           $2,405,933                              $15,581,317
Cost of services                                   9,397,393            1,665,148                               11,062,541
                                         --------------------------------------------------------------------------------------
   Gross profit                                    3,777,991              740,785                                4,518,776

Compensation-key executives                          250,000                    -                                  250,000
Selling, general and administrative
   expenses                                        2,122,526              398,653                                2,521,179
                                         --------------------------------------------------------------------------------------
Total operating expenses                           2,372,526              398,653                                2,771,179
                                         --------------------------------------------------------------------------------------
   Income from operations                          1,405,465              342,132                                1,747,597

Other income (expense), net                          225,268              (10,382)                                 214,886
                                         --------------------------------------------------------------------------------------
   Income before income taxes                      1,630,733              331,750                                1,962,483

Income tax expense                                   665,000               19,905          115,395(d)              800,300
                                         --------------------------------------------------------------------------------------

   Net income                                    $   965,733           $  311,845        $(115,395)(d)         $ 1,162,183
                                         ======================================================================================

   Net income per share                                 $.14              $779.61                                     $.16
                                         ======================================================================================

Weighted average number of common and                                                      461,536(a)
   common equivalent shares outstanding            7,015,583                  400             (400)(a)           7,477,119
                                         ======================================================================================



      SCB Computer Technology, Inc. and Delta Software Services, Inc.

            Unaudited Pro Forma Combined Statement of Operations


                                                         HISTORICAL
                                         ----------------------------------------------
                                               SCB COMPUTER           DELTA SOFTWARE                             PRO FORMA
                                              TECHNOLOGY, INC.         SERVICES, INC.                            COMBINED
                                               QUARTER ENDED           QUARTER ENDED        PRO FORMA          QUARTER ENDED
                                               JULY 31, 1995           JULY 31, 1995       ADJUSTMENTS         JULY 31, 1995
                                         ---------------------------------------------------------------------------------------
Revenue                                         $10,713,047             $1,976,602                              $12,689,649
Cost of services                                  7,533,782              1,278,555                                8,812,337
                                         ---------------------------------------------------------------------------------------
   Gross profit                                   3,179,265                698,047                                3,877,312

Compensation-key executives                       1,354,510                      -                                1,354,510
Selling, general and administrative
   expenses                                       1,164,750                530,977                                1,695,727
                                         ---------------------------------------------------------------------------------------
Total operating expenses                          2,519,260                530,977                                3,050,237
                                         ---------------------------------------------------------------------------------------
   Income from operations                           660,005                167,070                                  827,075

Other income (expense), net                         (43,157)               (10,058)                                 (53,215)
                                         ---------------------------------------------------------------------------------------
   Income before income taxes                       616,848                157,012                                  773,860

Income tax expense                                  266,170                  4,874           62,926(d)              333,970
                                         ---------------------------------------------------------------------------------------

   Net income                                   $   350,678             $  152,138         $(62,926)(d)         $   439,890
                                         =======================================================================================

   Net income per share                                $.06                $380.35                                     $.07
                                         =======================================================================================

Weighted average number of common and                                                       461,536(a)
   common equivalent shares outstanding           5,433,843                    400             (400)(a)           5,895,379
                                         =======================================================================================

       SCB Computer Technology, Inc. and Delta Software Services, Inc.

             Unaudited Pro Forma Combined Statement of Operations


                                                                HISTORICAL
                                             ---------------------------------------------
                                                   SCB COMPUTER          DELTA SOFTWARE                             PRO FORMA
                                                  TECHNOLOGY, INC.        SERVICES, INC.                            COMBINED
                                                    YEAR ENDED             YEAR ENDED          PRO FORMA           YEAR ENDED
                                                  APRIL 30, 1996         APRIL 30, 1996       ADJUSTMENTS         APRIL 30, 1996
                                             -------------------------------------------------------------------------------------
Revenue                                             $48,710,092            $7,313,779                               $56,023,871
Cost of services                                     34,798,688             4,709,734                                39,508,422
                                             -------------------------------------------------------------------------------------
   Gross profit                                      13,911,404             2,604,045                                16,515,449

Compensation-key executives                           3,764,840                     -                                 3,764,840
Selling, general and administrative
   expenses                                           7,508,308             2,071,915                                 9,580,223
                                             -------------------------------------------------------------------------------------
Total operating expenses                             11,273,148             2,071,915                                13,345,063
                                             -------------------------------------------------------------------------------------
   Income from operations                             2,638,256               532,130                                 3,170,386

Other income (expense), net                              28,983               (55,911)                                  (26,928)
                                             -------------------------------------------------------------------------------------
   Income before income taxes                         2,667,239               476,219                                 3,143,458

Income tax expense                                    1,165,148                21,391           186,600(d)            1,373,139
                                             -------------------------------------------------------------------------------------
   Net income                                       $ 1,502,091            $  454,828         $(186,600)(d)         $ 1,770,319
                                             =====================================================================================

   Net income per share                                    $.26             $1,137.07                                      $.28
                                             =====================================================================================
Weighted average number of common and                                                           461,536(a)
   common equivalent shares outstanding               5,760,807                   400              (400)(a)           6,222,343
                                             =====================================================================================


       SCB Computer Technology, Inc. and Delta Software Services, Inc.

             Unaudited Pro Forma Combined Statement of Operations


                                                             HISTORICAL
                                            ----------------------- ---------------------
                                                  SCB COMPUTER          DELTA SOFTWARE                             PRO FORMA
                                                 TECHNOLOGY, INC.       SERVICES, INC.                              COMBINED
                                                   YEAR ENDED             YEAR ENDED          PRO FORMA            YEAR ENDED
                                                 APRIL 30, 1995         APRIL 30, 1995       ADJUSTMENTS         APRIL 30, 1995
                                            --------------------------------------------------------------------------------------
Revenue                                            $33,354,659            $5,815,460                               $39,170,119
Cost of services                                    23,699,036             3,328,123                                27,027,159
                                            --------------------------------------------------------------------------------------
   Gross profit                                      9,655,623             2,487,337                                12,142,960

Compensation-key executives                          4,170,000                     -                                 4,170,000
Selling, general and administrative
   expenses                                          3,785,043             1,687,132                                 5,472,175
                                            --------------------------------------------------------------------------------------
Total operating expenses                             7,955,043             1,687,132                                 9,642,175
                                            --------------------------------------------------------------------------------------
   Income from operations                            1,700,580               800,205                                 2,500,785

Other income (expense), net                           (159,763)               13,845                                  (145,918)
                                            --------------------------------------------------------------------------------------
   Income before income taxes                        1,540,817               814,050                                 2,354,867

Income tax expense                                     716,604                 1,598            378,600(d)           1,096,802
                                            --------------------------------------------------------------------------------------
   Net income                                      $   824,213            $  812,452          $(378,600)(d)        $ 1,258,065
                                            ======================================================================================

   Net income per share                                   $.15             $2,031.13                                      $.21
                                            ======================================================================================
Weighted average number of common and                                                           461,536(a)
   common equivalent shares outstanding              5,433,843                   400               (400)(a)          5,895,379
                                            ======================================================================================

       SCB Computer Technology, Inc. and Delta Software Services, Inc.

             Unaudited Pro Forma Combined Statement of Operations


                                                                HISTORICAL
                                              --------------------------------------------
                                                    SCB COMPUTER         DELTA SOFTWARE                            PRO FORMA
                                                   TECHNOLOGY, INC.      SERVICES, INC.                            COMBINED
                                                     YEAR ENDED            YEAR ENDED          PRO FORMA          YEAR ENDED
                                                   APRIL 30, 1994        APRIL 30, 1994       ADJUSTMENTS        APRIL 30, 1994
                                              ------------------------------------------------------------------------------------
Revenue                                              $23,909,942            $4,654,675                             $28,564,617
Cost of services                                      17,290,144             3,252,798                              20,542,942
                                              ------------------------------------------------------------------------------------
   Gross profit                                        6,619,798             1,401,877                               8,021,675

Compensation-key executives                            3,130,740                     -                               3,130,740
Selling, general and administrative
   expenses                                            3,129,911             1,708,512                               4,838,423
                                              ------------------------------------------------------------------------------------
Total Operating expenses                               6,260,651             1,708,512                               7,969,163
                                              ------------------------------------------------------------------------------------
   Income from operations                                359,147              (306,635)                                 52,512

Other income (expense), net                             (110,106)              194,242                                  84,136
                                              -------------------------------------------------------------------------------------
   Income before income taxes and
     cumulative effect of change in
     accounting principle                                249,041              (112,393)                                136,648

Income tax expense (benefit)                             114,343                 1,200          (52,800)(d)             62,743
                                              ------------------------------------------------------------------------------------
   Income before cumulative effect of
     change in accounting principle                      134,698              (113,593)          52,800(d)              73,905

Cumulative effect of change in accounting
   principle                                             (35,874)                    -                                 (35,874)
                                              ------------------------------------------------------------------------------------
   Net income                                        $    98,824            $ (113,593)        $ 52,800(d)         $    38,031
                                              ====================================================================================
Earnings per share:
   Income before cumulative effect of
     change in accounting principle                         $.03               $283.98                                    $.01
   Cumulative effect of change                              (.01)                                                         (.01)
                                              ------------------------------------------------------------------------------------
   Net income per share                                     $.02               $283.98                                      $-
                                              ====================================================================================
Weighted average number of common and                                                           461,536(a)
   common equivalent shares outstanding                5,433,843                   400             (400)(a)          5,895,379
                                              ====================================================================================


      SCB Computer Technology, Inc. and Delta Software Services, Inc.

                Unaudited Pro Forma Combined Balance Sheet


                                                         HISTORICAL
                                        ----------------------- ----------------------
                                             SCB COMPUTER          DELTA SOFTWARE                             PRO FORMA
                                           TECHNOLOGY, INC.        SERVICES, INC.        PRO FORMA            COMBINED
                                             JULY 31, 1996         JULY 31, 1996         ADJUSTMENTS         JULY 31, 1996
                                        ------------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents:
     Cash                                      $ 1,555,254           $   433,876                              $  1,989,130
     Securities purchased under
       agreement to resell                      18,500,000                     -                                18,500,000

   Accounts receivable:
     Trade                                       6,413,518             1,376,150                                 7,789,668
     Related parties                                 8,071                 9,725                                    17,796
   Prepaid expenses                                 59,728                     -                                    59,728
   Deferred federal and state income
     tax                                           188,160                     -                                   188,160
   Federal & state income taxes
     refundable                                      2,370                     -                                     2,370
                                        ------------------------------------------------------------------------------------
Total current assets                            26,727,101             1,819,751                                28,546,852

Fixed assets:
   Buildings                                     1,348,293                     -                                 1,348,293
   Furniture, fixtures, and equipment              797,314               382,278                                 1,179,592
   Accumulated depreciation                       (368,707)             (262,008)                                 (630,715)
                                        ------------------------------------------------------------------------------------
                                                 1,776,900               120,270                                 1,897,170
   Land                                            443,301                     -                                   443,301
                                        ------------------------------------------------------------------------------------
                                                 2,220,201               120,270                                 2,340,471
Other                                                8,491                 9,423                                    17,914
                                        ------------------------------------------------------------------------------------
Total assets                                   $28,955,793            $1,949,444                               $30,905,237
                                        ====================================================================================


           SCB Computer Technology, Inc. and Delta Software Services, Inc.

                     Unaudited Pro Forma Combined Balance Sheet


                                                                HISTORICAL
                                               ---------------------------------------------
                                                    SCB COMPUTER           DELTA SOFTWARE                             PRO FORMA
                                                  TECHNOLOGY, INC.          SERVICES, INC.        PRO FORMA           COMBINED
                                                   JULY 31, 1996            JULY 31, 1996        ADJUSTMENTS        JULY 31, 1996
                                               ------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable-trade                           $   631,663              $   67,347                              $    699,010
   Accrued and withheld payroll taxes,
     insurance, and payroll deductions                   64,882                  73,414                                   138,296
   Accrued vacation                                     471,748                       -                                   471,748
   Other accrued expenses                               456,641                 151,798                                   608,439
   Accrued federal and state income
     taxes                                              673,645                  19,905            115,395(d)             808,945
                                               ------------------------------------------------------------------------------------
Total current liabilities                             2,298,579                 312,464            115,395(d)           2,726,438

Long-term liabilities:
   Deferred federal and state income
     taxes                                               22,800                  59,961            431,000(c)             513,761
                                               ------------------------------------------------------------------------------------
                                                         22,800                  59,961            431,000(c)             513,761
                                               ------------------------------------------------------------------------------------
Total liabilities                                     2,321,379                 372,425            546,395              3,240,199

SHAREHOLDERS' EQUITY:

   Preferred stock, no par value-
     authorized 1,000,000 shares,
     none issued

   Common stock-20,000,000 shares of
     $.01 par value authorized and
     7,015,583 shares issued and
     outstanding at July 31, 1996                        70,155                   1,600                  -                 71,755
   Additional paid-in capital                        22,516,279                   1,953          1,573,466(b)          23,545,303
                                                                                                  (431,000)(c)
                                                                                                  (115,395)(d)

   Retained earnings                                  4,047,980               1,573,466         (1,573,466)(b)          4,047,980
                                               ------------------------------------------------------------------------------------
   Total shareholders' equity                        26,634,414               1,577,019           (546,395)            27,665,038
                                               ------------------------------------------------------------------------------------
Total liabilities and shareholders' equity          $28,955,793              $1,949,444        $         -            $30,905,237
                                               ====================================================================================


See accompanying notes.

                SCB Computer Technology, Inc. and Subsidiaries

         Notes to Unaudited Pro Forma Combined Financial Information

THE FOLLOWING PRO FORMA ITEMS ARE REFLECTED IN THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED BALANCE SHEET AND STATMENTS OF OPERATIONS.

         (a) Pro forma net income per common and common equivalent share was computed by dividing pro forma net income by the pro forma combined weighted average number of common and common equivalent shares outstanding. The pro forma adjustment for combined weighted average number of common and common equivalent shares was based upon the number of common and common equivalent shares issued in combination with Delta.

         (b) Adjustment to transfer the undistributed earnings of Delta to additional paid-in capital from retained earnings. Delta was an S Corporation and under a pooling of interests business combination, the combined enterprise should report the undistributed earnings of the S Corporation as additional capital.

         (c) Adjustment to recognize the effect of recording net deferred tax liabilities related to existing temporary differences of Delta as if it had been a C Corporation versus an S Corporation. The net deferred tax liabilities and corresponding deferred tax expense will be recorded in the historical financial statements in the second quarter of fiscal 1997.

         (d) Adjustment to recognize the effect of the income tax (expense) benefit for Delta as if it had been subject to taxation as a C Corporation versus an S Corporation. As a result of Delta being a subchapter S Corporation, any tax liabilities prior to the combination were the responsibility of the individual Delta shareholders.

In connection with the merger, approximately $118,000 of merger costs and expenses will be incurred and will be charged to expense in the second quarter of fiscal 1997. The merger expenses will consist of legal, accounting and investment advisor fees. These expenses have not been included in the Pro Forma Combined Financial Information.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SCB COMPUTER TECHNOLOGY, INC.


Date:    December 4, 1996                    By: /s/ Gordon L. Bateman
                                                 -----------------------
                                                 Gordon L. Bateman
                                                 Executive Vice President of
                                                 Finance and Administration and
                                                 Chief Financial Officer